Exhibit 10.1

July 16, 2025

By Email

Dallan Murray

[**]

Re: WARN Notice, Payment In Lieu, and Offer of Severance

Dear Dallan:

Given recent developments, we have made the difficult decision to restructure the business and reduce the size of our workforce. Unfortunately, your position will be directly affected. We appreciate your service and contributions and want to thank you for your dedication to always doing what’s best for patients. We would like to make this transition as smooth as possible for you.

Your employment at Sarepta Therapeutics, Inc. (“Sarepta” or the “Company”) will end on July 18, 2025 (the “Separation Date”) in connection with a reorganization. On your Separation Date, you will receive your wages earned to date, and any accrued but unused vacation time.

In lieu of advanced notice under the Worker Adjustment Retraining and Notification Act (“WARN”), you will receive, regardless of whether or not you sign this Agreement, compensation that is valued at 60-days of your compensation and benefits (the “Payment in Lieu”). For a detailed breakdown of the compensation and benefits you will receive, please see attached Exhibit A. You will receive the Payment in Lieu in one lump sum within fourteen (14) of your Separation Date.

The remaining portion of this letter proposes a separation agreement between you (sometimes referred to hereinafter as “Employee”) and the Company (the “Agreement”) that will provide you the opportunity to receive certain severance benefits that exceed the 60-days’ notice pay required under WARN, in exchange for you entering into, not revoking, and complying with this Agreement.

1.
Employment Status; Final Payments; Benefits Cessation; Equity:
(a)
Employment Status. Your employment at Sarepta will end on the Separation Date. You agree that after the Separation Date, you will not represent yourself as an employee or agent of the Company.
(b)
Final Payments. On the Separation Date, Employee will receive any and all (a) unpaid regular wages and/or any vacation time accrued through the Separation Date; and (b) any other monies under any other form of compensation or benefit that was due to Employee in connection with his/her employment with, or separation of employment from, the Company (“Final Payment”). Employee is entitled to these payments regardless of whether Employee executes this Agreement. Employee acknowledges and agrees that he/she is not entitled to bonus compensation for 2025 in consideration of Employee’s eligibility for the separation benefits as described below.
(c)
Benefits Cessation. As of the Separation Date, any entitlement you have or might have under a Company-provided benefit plan, program or practice shall terminate, except as required by law or as otherwise described below. Provided you timely complete the required election forms, you are eligible to continue receiving group

Exhibit 10.1

medical, dental and/or vision insurance pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) during the applicable COBRA period. The COBRA “qualifying event” shall be deemed to have occurred on the Separation Date.
(d)
Business Expenses. The Company shall reimburse Employee for all outstanding expenses incurred prior to the Separation Date that are consistent with the Company’s policies in effect from time to time with respect to travel and other business expenses, subject to the Company’s written requirements in effect at the time of the Separation Date with respect to reporting and documenting such expenses. Employee shall submit for reimbursement all outstanding expenses incurred by the Separation Date on or before August 1, 2025. Employee is entitled to these payments regardless of whether Employee executes this Agreement.
(e)
Equity. Nothing herein shall amend or supersede the Company’s 2018 Equity Incentive Plan, as amended, the Company’s Amended and Restated 2011 Equity Incentive Plan, the Company’s 2002 Equity Incentive Plan and the Company’s 2014 Employment Commencement Incentive Plan, as amended and the Company’s 2024 Employment Commencement Incentive Plan, as amended (collectively, the “Equity Plan”), any grants of options or restricted stock (“Equity Awards”) provided to Employee, if any, under the Equity Plan, or the Company’s forms of award agreements (“Equity Agreement”). Employee will be entitled to exercise only those stock options and restricted stock units granted under the Equity Agreement that are vested as of the Separation Date, and only in accordance with the terms and conditions of the applicable Equity Plan. Any stock options or restricted stock units that are unvested as of the Separation Date will revert to the Company on the Separation Date. By way of clarification and not by way of limitation, as part of the Payment in Lieu, the Company will include a dollar amount equivalent to the value of any vesting of Equity Awards that would have occurred if your employment had continued for 60 days following the Separation Date, as described in Exhibit A. Employee acknowledges and agrees that he/she does not now, and will not in the future, have rights to vest in any other stock options or equity under any stock option or other equity plan (of whatever name or kind) that Employee participated in, or was eligible to participate in, during his/her employment with the Company.
2.
Separation Benefits; Consulting Services. The Company hereby agrees, subject to(i) Employee’s signing of this Agreement and not revoking this Agreement pursuant to Section 4(j) below, and (ii) Employee’s performance of his/her continuing obligations pursuant to this Agreement, and the Confidential Proprietary Rights and Non-Disclosure Agreement, to provide to Employee the following payments and benefits (“Separation Benefits”):
(a)
Severance. The Company shall pay to Employee severance in the lump sum amount of $549,272.80, subject to all ordinary payroll taxes and withholdings, which is equivalent to 43 weeks & 3 days of Employee’s base salary (the “Severance Payment”). The Severance Payment shall be subject to all ordinary payroll taxes and withholdings and paid within two (2) payroll periods after the Employee timely signs this Agreement and after the expiration of the revocation period set forth in Section 4(j) below, with no revocation having occurred.

Exhibit 10.1

(b)
Benefits. Regardless of whether Employee executes this Agreement, the Employee’s rights to continue coverage under the Company’s group medical, dental and/or vision insurance plans (“Health Plans”) following the Separation Date shall be governed by the federal law known as COBRA (the terms regarding COBRA will be set forth in a separate written notice). Subject to Employee signing, and not revoking this Agreement, and to Employee’s eligibility for, entitlement to, and timely election of continued coverage in Health Plans under COBRA, then during the period between July 19, 2025 and July 17, 2026 (the “Eligibility Period”), Employee will be entitled to continued participation in Company’s Health Plans and the Company will directly pay the entire COBRA premium on the Employee’s behalf. At the end of the Eligibility Period, the Company will no longer be obligated to pay premiums as described, and coverage under the Health Plans will be continued only to the extent required by COBRA and only to the extent that Employee timely pays the full premium amount required for COBRA continuation coverage of the Health Plans. Employee should consult the COBRA materials that will be provided under separate cover for details regarding eligibility for, and election of, COBRA continuation coverage of the Health Plans.
(c)
Outplacement. Employee will be provided with certain professional outplacement benefits from the Company’s outplacement provider, so long as Employee begins outplacement services within four (4) weeks after the Separation Date. To the extent that Employee elects not to utilize outplacement services, Employee will not be entitled to the cash equivalent of such services.
(d)
Consulting Services. Beginning July 19, 2025, and ending on the earlier of January 17, 2026, or the date upon which the Company terminates for Cause (as defined below) the relationship as defined herein (the “Consulting Period”), Employee shall be retained by the Company as a Consultant, at a rate of $400 per hour, and shall be available to (i) answer questions with respect to matters that were previously within the scope of Employee’s responsibilities; (ii) produce any deliverables that may be assigned by the Company, including without limitation, cooperate with assigned Company employees to establish an appropriate file structure, and provide to the Company any and all data, metadata, analyses and other information owned by, and/or generated on behalf of, the Company; and (iii) cooperate with the Company with respect to any internal investigation or administrative, regulatory or judicial proceeding involving matters within the scope of Employee’s duties and responsibilities to the Company or its affiliates during his/her employment with the Company (including, without limitation, Employee being reasonably available to the Company upon reasonable notice for interviews and factual investigations, appearing at the Company’s reasonable request to give testimony without requiring service of a subpoena or other legal process, and turning over to the Company all relevant Company documents, files and records which are, or may have come into, Employee’s possession during his/her employment) (the “Consulting Services”). Employee’s primary contact with the Company, including for the arrangement of any Consulting Services, shall be Patrick Moss. The Company’s requests for Consulting Services shall not be unduly burdensome and shall not require more than twenty (20) hours a week of Employee’s time. The Company shall reimburse Employee for reasonable, pre-approved out-of-pocket expenses incurred in providing Consulting Services consistent with the Company’s policies. Such

Exhibit 10.1

expenses shall include, without limitation, travel costs and, to the extent Employee reasonably believes that separate representation is warranted in connection with any internal investigation or administrative, regulatory or judicial proceeding, reasonable legal fees. “Cause” shall mean (i) Employee’s failure to reasonably provide Consulting Services requested by the Company, or (ii) Employee’s material breach of his/her continuing confidentiality obligations.
3.
Acknowledgments. You acknowledge and agree that:
(a)
this Agreement and the Separation Benefits do not constitute a severance plan and shall confer no benefit on anyone other than Sarepta and you; and
(b)
the Separation Benefits provided for herein are not otherwise due or owing to you under any employment agreement (oral or written); except for the Final Payment described in Section 1, any amounts due under this Agreement and any vested monies due to you under any retirement programs in which you participate, you have been paid and provided all wages, vacation pay, holiday pay, earned paid sick time, bonuses, commissions, leaves of absence, family and medical leave, and any other form of compensation or benefit that may be due to you now or that would have become due in the future in connection with your employment with, or separation of employment from, Sarepta.
4.
Non-Disparagement; Transfer of Company Property; Non-Solicitation. The Company and Employee further agree that:
(a)
Non-Disparagement. Employee shall not disparage, criticize or defame the Company, its affiliates and their respective affiliates, directors, officers, agents, partners, individuals who are known by Employee to be employees of the Company, products, services, technology or business, either publicly or privately. This prohibition of disparagement includes, but is not limited to, statements made on the internet or in any social media forums (e.g., LinkedIn, Instagram, Twitter, TikTok, etc.). Nothing in this Section 7(a) or Section 5 below shall have application to communications authorized or protected by the National Labor Relations Act or any evidence, testimony or assistance required by any court, arbitrator or government agency or to any truthful statements necessary in any litigation regarding the enforcement of this Agreement. The Company agrees that the members of its Board of Directors and senior management of the Company shall refrain from making any negative, critical, or disparaging statements, implied or express, concerning Employee.
(b)
Transfer of Company Property. Employee shall forthwith return to the Company all physical and electronic files, memoranda, records, and other documents (“Documents”), and any other physical property which are the property of the Company, including any Company-issued data storage devices such as a laptop, iPad or cell phone (“Devices”), and which he/she has in his/her possession, custody or control at the Separation Date. All Devices shall be returned without deletion, alteration or copying by Employee of Company information, data and files. If, however, Employee’s Company-issued cell phone is also used personally, Employee may arrange with IT to either keep the cell phone and set up an individual

Exhibit 10.1

service plan or transfer contacts from the Company-issued cell phone to Employee’ personal device as practicable.
(c)
Non-Solicitation and Non-Competition. Employee acknowledges and agrees that Sarepta has invested substantial time, money and resources in the development of its Confidential Information (as defined in the Employee’s Confidential Proprietary Rights and Non-Disclosure Agreement) and the development and retention of its customers, clients, collaborators, and employees. Employee further acknowledges that he performs services of a unique nature for the Company that are irreplaceable, and that his performance of such services to a competing business will result in irreparable harm to the Company. Employee further acknowledges and agrees that, to the extent Employee was introduced to customers, clients and collaborators of Sarepta during the course of his/her employment, any “goodwill” associated with any customer, client, or collaborator belongs exclusively to Sarepta. In recognition of the foregoing, Employee specifically acknowledges and agrees that for a period of one (1) year following the Separation Date, Employee will not directly or indirectly in any position or capacity engage in the following activities for himself/herself or for any other person, business, corporation, partnership or other entity:
(i)
call upon, solicit, divert, or accept, or attempt to solicit or divert any of Sarepta’s business or prospective business from any of Sarepta’s customers, clients, collaborators, or prospective customers, clients or collaborators with whom Employee had contact or whose dealings with Sarepta Employee coordinated or supervised or about whom Employee obtained Confidential Information (as defined in the Employee’s Confidential Proprietary Rights and Non-Disclosure Agreement), at any time during the two (2) year period prior to the termination of Employee’s employment, unless Employee obtains prior written consent of Sarepta; or
(ii)
request, solicit, induce, hire (or attempt or assist in doing any of these actions) any employee or consultant of Sarepta’s to perform work or services for any person or entity other than Sarepta.
(iii)
own, manage, operate, control, be employed by (whether as an employee, consultant, independent contractor or otherwise, and whether or not for compensation) or render services to any person, firm, corporation or other entity, in whatever form, engaged in the research, development or sale of Duchenne Muscular Dystrophy treatments (“DMD”), oligonucleotide based therapies with respect to DMD, or chemistry platforms with respect to DMD that compete with Company or an of its subsidiaries or affiliates or in any other material business in which the Company or any of its subsidiaries or affiliates is engaged on the date of termination or in which they have planned, on or prior to such date, to be engaged in or after such date, in any locale of any country in which the Company conducts business, Notwithstanding the foregoing, nothing herein shall prohibit you from being a passive owner of not more than one percent (1%) of the equity securities of a publicly traded corporation engaged in a business that is in competition with the Company or any of its subsidiaries or affiliates, so long as you have

Exhibit 10.1

no active participation in the business of such corporation. In addition, the provisions of this Section 3 shall not be violated by you commencing employment with a subsidiary, division, or unit of any entity that engages in a business in competition with the Company or any of its subsidiaries or affiliates so long as you and such subsidiary, division or unit do not engage in a business in competition with the Company or any of its subsidiaries or affiliates. Notwithstanding the foregoing, nothing in this Agreement shall prevent Employee from acting as a reference for any employee or consultant of the Company or otherwise engaging in any routine HR job responsibilities Employee may have with a new employer that may involve the hiring of any employee or consultant of the Company that Employee did not directly solicit.
(d)
Survival of Provisions. If it is determined by a court of competent jurisdiction in any state that any restriction in this Section is excessive in duration or scope or is unreasonable or unenforceable under the laws of that state, it is the intention of the parties that such restriction may be modified or amended by the court to render it enforceable to the maximum extent permitted by the law of that state.
(e)
Remedies. Employee acknowledges and agrees that the provisions of this Agreement are of a special and unique nature, the loss of which cannot be accurately compensated for in damages by an action at law, and that the breach or threatened breach of this Agreement by the Employee or any of his or her representatives would cause Sarepta and its affiliates irreparable harm and that money damages would not be an adequate remedy. Employee agrees on behalf of him or herself and his or her representatives that Sarepta (and its affiliates) shall be entitled to equitable relief, including, without limitation, an injunction or injunctions (without the requirement of posting a bond, other security or any similar requirement or proving any actual damages), to prevent breaches or threatened breaches of this Agreement by Employee or any of his or her representatives and to specifically enforce the terms and provisions of this Agreement, this being in addition to any other remedy to which Sarepta (or its affiliates) may be entitled at law or in equity.
5.
Release of Claims. In exchange for the Separation Benefits, and other good and valuable consideration set forth in this Agreement, the receipt and adequacy of which consideration is hereby acknowledged:
(a)
Employee, on his/her own behalf and on behalf of his/her family members, heirs, executors, administrators, agents, and assigns, hereby and forever releases the Company and its current and former officers, directors, employees, agents, investors, attorneys, affiliates, divisions, and subsidiaries, and predecessor and successor corporations and assigns (collectively, the “Releasees”) from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Employee may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the Effective Date of this Agreement, including, without limitation:

Exhibit 10.1

(i)
any and all claims relating to or arising from Employee’s employment relationship with the Company and the termination of that relationship;
(ii)
any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of contract, both express and implied; breach of covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; fraud; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; and disability benefits;
(iii)
any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e et seq., the Americans With Disabilities Act of 1990, 42 U.S.C. § 12101 et seq., the Age Discrimination in Employment Act, 29 U.S.C. § 621 et seq. (“ADEA”), the Genetic Information Nondiscrimination Act of 2008, 42 U.S.C. § 2000ff et seq., the Family and Medical Leave Act, 29 U.S.C. § 2601 et seq., the Worker Adjustment and Retraining Notification Act (“WARN”), 29 U.S.C. § 2101 et seq., , the Rehabilitation Act of 1973, 29 U.S.C. § 701 et seq., Executive Order 11246, Executive Order 11141, the Fair Credit Reporting Act, 15 U.S.C. § 1681 et seq., and the Employee Retirement Income Security Act of 1974 (“ERISA”), 29 U.S.C. § 1001 et seq., all as amended; all claims arising out of the Massachusetts Fair Employment Practices Act, Mass. Gen. Laws ch. 151B, § 1 et seq., the Massachusetts Civil Rights Act, Mass. Gen. Laws ch. 12, §§ 11H and 11I, the Massachusetts Equal Rights Act, Mass. Gen. Laws. ch. 93, § 102 and Mass. Gen. Laws ch. 214, § 1C, the Massachusetts Payment of Wages Act, Mass. Gen. Laws ch. 149, § 1 et seq., the Massachusetts Right of Privacy Law, Mass. Gen. Laws ch. 214, § 1B, the Massachusetts Parental Leave Act, Mass. Gen. Laws ch. 149, § 105D, and the Massachusetts Small Necessities Leave Act, Mass. Gen. Laws ch. 149, § 52D, and the Massachusetts Paid Family and Medical Leave Law, Mass. Gen. Laws ch.175M, § 1 et seq., Ohio Civil Rights Act, Ohio Rev. Code Ann. §§ 4112.01 et seq.; Ohio Age Discrimination Law, Ohio Rev. Code Ann. § 4112.14; Ohio Equal Pay Act, Ohio Rev. Code Ann. § 4111.17; Ohio Whistleblower Law, as amended, Ohio Rev. Code Ann. §§ 4113.51 et seq.; Ohio Pregnancy Discrimination/Maternity Leave Rule, Ohio Admin. Code § 4112-5-05; Ohio Disability Discrimination Rule, Ohio Admin. Code § 4112-5-08; Ohio Emergency Services Provider Protection Law, Ohio Rev. Code Ann. § 4113.41; Ohio Family Military Leave Law; Ohio Rev. Code Ann. §§ 5906.01 et seq.; Ohio Electronic Surveillance Law, Ohio Rev. Code Ann. §§ 2933.01 et seq.; Ohio Minimum Fair Wage Standards Act, as amended, Ohio Rev. Code Ann. §§ 4111.01 et seq.; Ohio’s Workers’ Compensation Law, Ohio Rev. Code Ann. § 4123.90; Ohio Disciplinary Actions for Physicians Law, Ohio Rev. Code Ann. § 4731.22; Ohio Smoke Free Workplace Act, Ohio Rev. Code Ann. §§ 3794 et seq.; Ohio Military Leave Law, Ohio Admin. Code Rule 3337-41-127; Ohio Crime Victim

Exhibit 10.1

Leave Law, Ohio Rev. Code Ann § 2930.18; Ohio Witness Duty Leave Law, Ohio Admin. Code Rule 3337-40-25; Ohio Voting Leave Law, Ohio Rev. Code Ann. § 3599.06., all as amended;
(iv)
any and all claims and rights under the additional state laws described in the State Law Addendum attached hereto as Exhibit B.
(v)
any and all claims for violation of the federal or any state constitution;
(vi)
any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;
(vii)
any claim for any loss, cost, damage, or expense arising out of any dispute over the tax treatment of any of the proceeds received by Employee as a result of this Agreement;
(viii)
and any all claims relating to wages, compensation, bonuses, incentive pay, equity, stock, stock options or change in control agreement with the Company;
(ix)
and all claims for breach of contract or of the implied covenant of good faith and fair dealing inherent in any contract between the parties; and
(x)
any and all claims for attorneys’ fees and costs.
(b)
Employee acknowledges that he/she is waiving and releasing any rights he/she may have under the ADEA, and that this waiver and release is knowing and voluntary. Employee acknowledges that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Employee executes this Agreement. Employee acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Employee was already entitled.
(c)
In giving this release, the Employee expressly waives and relinquishes all rights and benefits under any statute or other law, which provides that a general release does not extend to claims which the creditor/employee does not know or suspect to exist in his/her favor at the time of executing the release, which if known by him/her must have materially affected his/her settlement with the debtor/employer.
(d)
FOR CALIFORNIA EMPLOYEES ONLY: In addition to the foregoing, you hereby agree that you are waiving all rights under Section 1542 of the Civil Code of the State of California. Section 1542 provides that:
i.
“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her would have materially affected his or her settlement with the debtor or released party.”
ii.
Pursuant to Section 1542, you acknowledge that you may hereafter discover facts different from or in addition to facts which you now know or believe

Exhibit 10.1

to be true with regard to the released claims, and further agree that this Agreement shall remain effective in all respects notwithstanding such discovery of new or different facts, including any such facts which may give rise to currently unknown claims, including but not limited to any claims or rights which you may have under Section 1542 of the California Civil Code or similar law or doctrine of any other state.
(e)
THIS RELEASE CONTAINS A WAIVER OF RIGHTS UNDER THE MASSACHUSETTS WAGE ACT: Employee acknowledges, agrees and understands that employees have certain rights under the Massachusetts Wage Act, M.G.L. chapter 149 et seq. (the “MA Wage Act”) regarding when, how, and how much they must be paid, including but not limited to the right to be paid wages earned within timeframes provided in the MA Wage Act; that wages include amounts payable to employees for hours worked, which may include salaries, determined and due commissions, overtime pay, tips, and earned vacation or holiday payments due to employees under oral or written agreements; and that employees have the right to bring private lawsuits for violation of the MA Wage Act. Employee affirms that he/she has received all wages, including accrued unused vacation as of the Effective Date, and that as to any amounts not hereby affirmed, Employee voluntarily and knowingly waives all rights under the MA Wage Act.
(f)
Notwithstanding anything in this Section 4 to the contrary, nothing in this Agreement is intended to release or waive Employee’s rights (i) under COBRA, (ii) to unemployment insurance and worker’s compensation benefits, (iii) to any vested retirement benefits, or Equity Awards in accordance with the terms and conditions of the applicable Equity Agreement and Equity Plan, (iv) to commence an action or proceeding to enforce the terms of this Agreement, or (v) to indemnification for actions taken by Employee in the course and scope of employment to the extent provided for in applicable statutes, or the certificates of incorporation and by-laws of the Company or its affiliates or subsidiaries.
(g)
Nothing in this Agreement will bar or prohibit Employee from filing an administrative charge, contacting, seeking assistance from or participating in any proceeding before the Equal Employment Opportunity Commission or a state fair employment practices agency, including the Massachusetts Commission Against Discrimination; provided however, Employee nevertheless will be prohibited to the fullest extent authorized by law from obtaining monetary damages or other individual relief in any such proceeding
(h)
You have forty-five (45) days to consider and accept the provisions of this Agreement. You agree that any changes to this Agreement, whether material or immaterial, will not restart the running of this 45-day period. Certain disclosure information pertaining to the ages and job titles of employees in the relevant decisional unit who are affected and who are not affected by the group termination may be found in the notice at Exhibit C..
(i)
Unless you rescind your assent as set forth in Section 4 (j) below, this Agreement shall be effective, final and binding upon the expiration of any applicable Revocation Period. (the “Effective Date”).

Exhibit 10.1

(j)
You may rescind your assent to this Agreement (i) within seven (7) days after you sign it or (ii) if you live in Minnesota, within fifteen (15) days after you sign it, (as applicable, the “Revocation Period”), if you email a written notice of rescission to Cristin Rothfuss, Executive Vice President, General Counsel, by email at crothfuss@Sarepta.com by no later than 5:00 P.M. Eastern Time on or before the seventh (7th) day following Employee’s signature of this Agreement.
(k)
You understand that this Agreement is a legal document and that this Agreement will have legal consequences. You have been advised to consult with an attorney before signing this Agreement.
6.
Promise Not to Sue. Employee agrees that he/she will not, directly or indirectly, initiate, support or encourage any complaint or lawsuit or action in any court arising out of or relating to the claims released under this Agreement, whether on Employee’s behalf or in a representative capacity, and will not participate in any such action, whether individually or as a member of a class or other collective mechanism. Provided however, that nothing in this Agreement is intended to interfere with or discourage Employee from communicating with a governmental or regulatory body or official(s) or self-regulatory organization (collectively, “Agency” or “Agencies”) about possible violations of law or otherwise providing information to Agencies or participating in Agency investigations or proceedings. Except as otherwise prohibited by law (e.g., pursuant to Section 21F of the Securities Exchange Act and its corresponding regulations), Employee waives his/her rights to individual relief or monetary recovery based on a charge or complaint filed with an Agency.
7.
Employee Representations. Employee warrants and represents that (a) he/she has not filed or authorized the filing of any complaints, charges or lawsuits (that are subject to release under Section 4 of this Agreement) against the Releasees or any affiliate of any Releasee with any Agency or court and that, if unbeknownst to Employee, such a complaint, charge or lawsuit has been filed on his/her behalf, he/she will use reasonable best efforts to immediately cause it to be withdrawn and dismissed, unless it has been filed with an Agency and such efforts are prohibited by law and (b) he/she has no known workplace injuries or occupational diseases and has been provided and/or has not been denied any leave requested under the Family and Medical Leave Act or any similar state law.
8.
No Assignment by Employee. Employee warrants and represents that no portion of any of the matters released herein, and no portion of any recovery or settlement to which Employee might be entitled, has been assigned or transferred to any other person, firm or corporation not a party to this Agreement, in any manner, including by way of subrogation or operation of law or otherwise. If any claim, action, demand or suit should be made or instituted against the Company or any other Releasees because of any actual assignment, subrogation or transfer by Employee, Employee agrees to indemnify and hold harmless the Company and all other Releasees against such claim, action, suit or demand, including necessary expenses of investigation, attorneys’ fees and costs. In the event of Employee’s death, this Agreement shall inure to the benefit of Employee and Employee’s executors, administrators, heirs, distributees, devisees, and legatees. None of Employee’s rights or obligations may be assigned or transferred by Employee, other than Employee’s rights to payments hereunder, which may be transferred only upon Employee’s death by will or operation of law.
9.
Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts without regard to conflicts of laws principles, or where applicable, United States federal law. The Parties agree

Exhibit 10.1

that the exclusive jurisdiction for any legal action arising out of or relating to this Agreement shall be in the state or federal courts located in the Commonwealth of Massachusetts.
10.
Defend Trade Secrets Act of 2016. Employee is hereby advised that, in accordance with the Defend Trade Secrets Act of 2016, Employee will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding.
11.
Confidentiality of this Agreement. Employee understands and agrees that, to the extent permitted by law and except as otherwise expressly permitted by this Agreement, the terms and contents of this Agreement, and the contents of the negotiations and discussions resulting in this Agreement, shall be maintained by Employee in confidence and shall not be disclosed to any third party, provided however, that Employee may disclose the terms and contents of this Agreement to his/her spouse and legal and financial advisors on condition that those parties agree not to disclose same to others.
12.
Miscellaneous. This Agreement, together with the Confidential Proprietary Rights and Non-Disclosure Agreement and the Equity Agreement, comprise the entire agreement between the parties with regard to the subject matter hereof and supersede, in their entirety, any other agreements between Employee and the Company with regard to the subject matter hereof. Employee acknowledges that there are no other agreements, written, oral or implied, and that he/she may not rely on any prior negotiations, discussions, representations or agreements. This Agreement may be modified only in writing, and such writing must be signed by both parties and recited that it is intended to modify this Agreement. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.
13.
Company Assignment and Successors. The Company shall assign its rights and obligations under this Agreement to any successor to all or substantially all of the business or the assets of the Company (by merger or otherwise). This Agreement shall be binding upon and inure to the benefit of the Company and its successors, assigns, personnel and legal representatives.
14.
Compliance with Continuing Obligations. Employee reaffirms his/her continuing obligations under the Confidential Proprietary Rights and Non-Disclosure Agreement, and under all similar agreements executed during the course of Employee’s employment by the Company (collectively, the “Confidentiality Agreements”). Employee acknowledges and agrees that the Separation Benefits shall be subject to Employee’s continued compliance with Employee’s obligations under the Confidentiality Agreements.

Exhibit 10.1

15.
Cooperation. Upon the receipt of reasonable notice from the Company (including outside counsel), you agree that while employed by the Company and thereafter, you will respondand provide information with regard to matters in which you have knowledge as a result of your employment with the Company, and you will provide reasonable assistance to the Company, its affiliates, and their respective representatives in defense of any claims that may be made against the Company or its affiliates, and you will assist the Company and its affiliates in the prosecution of any claims that may be made by the Company or its affiliates, to the extent that such claims may relate to the period of your employment with the Company. To the extent Employee’s obligations to cooperate under this Agreement requires the expenditure of more than de minimis time, the Company will compensate Employee in conformity with the Consulting Services outlined in Section 2 above.
16.
Signatures. Employee and Company agree that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

[Remainder of Page Intentionally Left Blank]

Exhibit 10.1

Intending to be legally bound, the Employee has signed this Agreement under seal as of the date set forth below.

Very truly yours,

SAREPTA THERAPEUTICS, INC.

/s/ Cristin Rothfuss

Cristin Rothfuss
Executive Vice President, General Counsel Accepted and Agreed To Under Seal:

/s/ Dallan Murray

Dallan Murray
Dated: July 14 2025

Exhibit 10.1

EXHIBIT A

PAYMENT IN LIEU DETAILS

Dallan Murray 001719

WARN Payment (60 Days)
Amount to be Paid: $105, 823.20

Accrued Vacation from 7/19/25 - 9/16/25 as applicable

Hours: N/A already accrued max of 160 hours
Amount to be Paid: 0

401k Company Match as applicable

Amount to be Paid: Not Applicable

RSUs Vesting from 7/19/25 - 9/16/25 as applicable

# of RSUs: N/A

Close Price Used: N/A
Amount to be Paid: N/A

Exhibit 10.1

EXHIBIT B

STATE LAW ADDENDUM

ALABAMA

Alabama Law on Age Discrimination, as amended, Ala. Code §§ 25-1-20 et seq.; Proceedings for determination of disputed claims for compensation—Commencement of action, etc., Ala. Code § 25-5-88; Alabama Drug-Free Workplace Law, Ala. Code §§ 25-5- 330 et seq.; Alabama Law Permitting Firearms in Vehicle Near Workplace, as amended, Ala. Code § 13A-11-90; Alabama Law on Preservation of Rights and Benefits During Military Service, Ala. Code §§ 31-12.1 et seq.; Alabama Law on Maternity Leave and Benefits, Ala. Admin. Code §§ 670-X-14-.01 et seq.; Alabama Law on Whistleblowing Ala. Code §§ 25-5-11 and 25-5-11.1; Elective Compensation Under Contract Employment, Ala. Code § 25-5-56; Employer Liability for Child Support Garnishment Avoidance, Ala. Code § 30-3-69.1; Clarke-Figures Equal Pay Act Ala. Code § 25-1-30.

ALASKA

Alaska Human Rights Law, as amended, Alaska Stat. §§ 18.80.010 et seq.; Alaska Wage and Hour Act, Alaska Stat. §§ 23.10.050 to 150; Alaska Wage Payment Laws, Alaska Stat. §§ 23.05.140 to 280, 23.10.040 to 047; Alaska Whistleblower Protection Law, Alaska Stat. § 18.60.089; On-Site Drug Testing, Alaska Stat. §§ 23.10.600 et seq.; Alaska Military Leave Protection Law, Alaska Stat. § 26.05.075; Alaska Law on Protection of Social Security Numbers, Alaska Stat. §§ 45.48.400 et seq.; Alaska Law on Break/Meal Periods, Alaska Stat. § 23.10.350(c); Rehabilitation and Reemployment of Injured Workers, Alaska Stat. § 23.30.041; Employer’s Liability for Compensation. Alaska Stat. § 23.30.045; Needle Stick and Sharps Injury Protections for Health Care Workers, Alaska Stat. § 18.60.880; Anchorage Equal Rights Act, Anchorage Mun. Code chs. 5.10 to 5.80.

ARIZONA

Arizona Civil Rights Act, as amended, Ariz. Rev. Stat. §§ 41-1401 et seq.; Arizona Employment Protection Act, Ariz. Rev. Stat. §§ 23-1501 et seq.; Arizona Wage Payment Law, Ariz. Rev. Stat. §§ 23-350 et seq.; Arizona Equal Wages Act, as amended, Ariz. Rev. Stat. §§ 23-341 et seq.; Agreement for Waiver of Rights Void, Ariz. Rev. Stat. Ann. § 23-784; Safe Harbor Provision of Anti- Blacklisting Act, Ariz. Rev. Stat. § 23-1361; Arizona Minimum Wage Law, Ariz. Rev. Stat. §§ 23-362 et seq.; Arizona “Right to Work Act,” Ariz. Rev. Stat. §§ 23-1301 et seq.; Drug Testing of Employees Act, Ariz. Rev. Stat. §§ 23-493 et seq.; Arizona “Bring Your Guns to Work” Act; Ariz. Rev. Stat. § 12-781; Arizona Workplace Harassment Law, Ariz. Rev. Stat. § 12-1810; Arizona Occupational Health and Safety Act, Ariz. Rev. Stat. §§ 23-401 et seq.; Arizona Medical Marijuana Act, Ariz. Rev. Stat. 36-2801 et seq.; Arizonians with Disabilities Act, Ariz. Rev. Stat. §§ 41-1492 et seq.; Arizona Criminal Code, Ariz. Rev. Stat. §§ 13-101 to 13-5002; Arizona Genetic Testing Laws, Ariz. Rev. Stat. § 20-448.02; and all state or local whistleblower protection statutes, codes, or regulations, or common law principles, including tort, contract, and equitable claims, except claims or proceedings necessary to enforce the provisions of this Agreement or that cannot be waived by signing of this Agreement.

ARKANSAS

Arkansas Civil Rights Act, as amended, Ark. Code Ann. §§ 16-123-101 et seq.; Arkansas Equal Pay Law, as amended, Ark. Code Ann. § 11-4-601; Arkansas Minimum Wage Act, Ark. Code Ann. §§ 11-4-201 et seq.; Arkansas Wage Payment Laws, Ark. Code Ann. §§ 11-4-401 et seq.; Arkansas References to Prospective Employers Act, Ark. Code Ann., § 11-3-204; Arkansas Military Leave Law, Ark. Code Ann.

Exhibit 10.1

§ 12-62-413; Arkansas Military Service Discrimination Law, Ark. Code Ann. § 12-62-807; Arkansas Overtime Pay Laws, Ark. Code Ann §§ 11-4-203, 11-4-218 and 11-4-220; Arkansas Pregnancy & Maternity Discrimination Laws, Ark. Code Ann. §§ 16-123-103 et seq.; Paid Breaks for Certain Classified Employees, Ark. Code Ann. § 6-17-2205, Break Time for Expressing Breast Milk, Ark. Code Ann. § 11-5-116; Ark; Uniform Contribution Among Tortfeasors Act, Ark. Code Ann. §§ 16-61201 et seq.

CALIFORNIA

California Fair Employment and Housing Act, as amended, Cal. Govt. Code §§ 12900 et seq.; Unruh Civil Rights Act, as amended, Cal. Civil Code § 51; Moore-Brown-Roberti Family Rights Act, as amended, Cal. Govt. Code §§ 12945.1 et seq.; California Pregnancy Disability Leave Law, as amended, Cal. Govt. Code § 12945; the California Constitution; California Access to Personnel Files Law, as amended, Cal. Lab. Code § 1198.5; California Arrest History Law, Cal. Lab. Code §§ 432.7 to 432.8; California Equal Pay Law, Cal. Lab. Code §§ 1197.5 et seq.; California Ban the Box Law, Cal. Lab. Code § 432.9; California Sex Offender Discrimination Law, Cal. Penal Code § 290.46; California Job Reference Disclosures Law, Cal. Lab. Code §§ 1050 et seq.; California Crime Victim Leave Law, Cal. Lab. Code § 230.1&230.5; California Military Leave Law, Cal. Mil. & Vet. Code §§ 394.5 to 395.9; California Organ and Bone Marrow Donation Leave Law, Cal. Lab. Code §§ 1508 to 1513; The Labor Code Private Attorneys General Act of 2004, Cal. Lab. Code §§ 2699 et seq.; California Plant Closing Law, Cal. Lab. Code §§ 1400 et seq.; California Security Breach Notification Requirements, as amended, Cal. Civ. Code § 1798.29; California Social Security Number Privacy Law, Cal. Lab. Code § 226; California Wage Payment Law, Cal. Lab. Code §§ 200 et seq.; California Employee Personal Information Protection Act, Cal. Lab. Code § 1024.6; Occupational Safety and Health Law, Cal. Lab. Code § 226.7; California Family Rights Act, Cal. Govt. Code §§ 12945.1 et seq.; California Wage Theft Prevention Act of 2011, Cal. Lab. Code §§ 2810.5 et seq.; California Healthy Workplace Healthy Family Act of 2014, Cal. Lab. Code §§ 245 et seq.; Cal. Lab. Code § 245; California Anti-Retaliation Law, Cal. Lab. Code § 1102.5; California Occupational Safety and Health Act, Cal. Lab. Code § 142; Wrongful Termination Claims in Violation of Public Policy, Cal. Lab. Code § 1102.5; Waiver of Unknown Claims Requirements, as amended, Cal. Civ. Code § 1542; Silence No More Act, Cal. Gov. Code §§ 12964.5 et seq.

COLORADO

Colorado Anti-Discrimination Act, as amended, Colo. Rev. Stat. §§ 24-34-301 et seq.; Colorado Religious Discrimination Rules, Code of Colo. Regs., 3 CCR 708-1, § 50.1; Disability Discrimination Rules, Code of Colo. Regs., 3 CCR 708-1, §§ 60.1 et seq.; Colorado Age Discrimination Rules, Code of Colo. Regs., 3 CCR 708-1 §§ 40.1 to 40.2; Colorado Equal Pay Law, as amended, Colo. Rev. Stat. § 8-5-102, Colo. Rev. Stat. §§ 24-34-401 et seq., Colo. Rev. Stat. § 24-34-306; Colorado Law Prohibiting Discrimination by Labor Organization, as amended, Colo. Rev. Stat. § 8-3-102(1)(d); Colorado Whistleblower Law, Colo. Rev. Stat. §§ 24-114-101 et seq.; Any Applicable Minimum Wage Order, Code of Colo. Regs. 7 CCR 1103-1 §§ 1 to 22 Colorado Workplace Accommodations for Nursing Mothers Act, Colo. Rev. Stat. §§ 8-13.5-101 et seq.; Colorado Civil Union Act, as amended, Colo. Rev. Stat. §§ 14-15-101 et seq.; The Family Care Act, Colo. Rev. Stat. §§ 8-13.3-201 et seq.; Colorado Job History Law, Colo. Rev. Stat. § 8-2-114; Colorado Crime Victim Leave Law, Colo. Rev. Stat. § 24-34-402.7; Colorado Military Leave Law, Colo. Rev. Stat. §§ 28-3-601 et seq.; Colorado Military Service Discrimination Law, Colo. Rev. Stat. §§ 28-1-103, 28-3-506; Colorado Labor Relations Act, as amended, Colo. Rev. Stat. §§ 8-2-101 et seq.; Colorado Labor Peace Act, Colo. Rev. Stat. §§ 8- 3-101 et seq., Colo. Rev. Stat. § 24-34-402.5; Discrimination on the Basis of Pregnancy, Childbirth and Related Conditions Law, Colo. Rev. Stat. § 24-34-402.3.

Exhibit 10.1

CONNECTICUT

Connecticut Fair Employment Practices Act, as amended, Conn. Gen. Stat. §§ 46a-51 et seq.; Connecticut Human Rights and Opportunities Act, as amended, Conn. Gen. Stat. § 46a-60; Connecticut Equal Pay Law, as amended, Conn. Gen. Stat. § 31-75; Connecticut Family and Medical Leave Act, as amended, Conn. Gen. Stat. §§ 31-51kk et seq.; Connecticut WARN Law, Conn. Gen. Stat. § 31-51n-o; Connecticut Whistleblower Protection Law, Conn. Gen. Stat. § 31-51m; Connecticut Drug Testing Law, Conn. Gen. Stat. § 31-51t-z; Connecticut Pregnancy Leave Law, as amended, Conn. Gen. Stat. § 46a-60; Connecticut Paid Sick Leave Law, Conn. Gen. Stat. § 31-57r-w; Criminal Victim Leave Law, as amended, Conn. Gen. Stat. § 54-85d; Leave from Employment for Victims of Family Violence, Conn. Gen. Stat. § 31-51ss; Anti-Retaliation Provision of the Connecticut Unemployment Compensation Act, Conn. Gen. Stat. § 31-290a(a); Connecticut Free Speech Law, Conn. Gen. Stat. § 31-51q.

DELAWARE

Delaware Discrimination in Employment Law, as amended, Del. Code Ann. tit. 19, §§ 710 et seq.; Delaware Persons with Disabilities Employment Protections Act, Del. Code Ann. tit. 19, §§ 720 et seq.; Wage Payment and Collection Act, Del. Code Ann. tit. 19, §§ 1101 et seq.; Delaware Equal Pay Law, as amended, Del. Code Ann. tit. 19, § 1107A; Delaware Whistleblowers’ Protection Act, Del. Code Ann. tit. 19, §§ 1701 et seq.; Delaware Access to Personnel File Law, Del. Code Ann. tit. 19, §§ 730 et seq.; Delaware Job Reference Liability Law, Del. Code Ann. tit. 19, § 709; Delaware Military Leave of Absence Law, Del. Code Ann. tit. 20, § 905; Delaware Fair Employment Practices Act, Del. Code Ann. tit. 19, §§ 701 et seq.; Delaware Law on Break/Meal Periods, Del. Code Ann. tit. 19, § 707; Delaware Social Media Law, Del. Code Ann. tit. 19, § 709A(b); Delaware Volunteer Emergency Responders Job Protection Act, Del. Code Ann. tit. 19, §§ 1801 et seq.

WASHINGTON D.C.

District of Columbia Human Rights Act, as amended, D.C. Code Ann. §§ 2-1401 et seq.; District of Columbia Family and Medical Leave Act of 1990, as amended, D.C. Code Ann. §§ 31-501 et seq.; District of Columbia Parental Leave Act, D.C. Code Ann. §§ 32-1202 et seq.; District of Columbia Prohibited Use of Lie Detectors, D.C. Code Ann. §§ 32-901 et seq.; District of Columbia Rights of Blind and Physically Disabled Persons, D.C. Code Ann. § 7-1005; District of Columbia Earned Sick and Safe Leave Act, as amended, D.C. Code Ann. §§ 32-131.01 et seq.; District of Columbia Breastfeeding Rights Law, D.C. Code Ann. §§ 2-1402.82 et seq.; District of Columbia Sexual Harassment Laws, D.C. Mun. Regs. 4-5 §§ 500 et seq.; District of Columbia Smoking in the Workplace Laws, D.C. Code Ann. §§ 7-1701 et seq.; District of Columbia Prohibition of Employment Discrimination on Basis of Tobacco Use Act, D.C. Code Ann. §§ 7-1701, et seq.; District of Columbia Accrued Sick and Safe Leave Act, D.C. Code Ann. §§ 32-531.01 to 32-5.31.16; District of Columbia Family and Medical Leave Act, D.C. Code Ann. §§ 32-505 et seq.

FLORIDA

Florida Civil Human Rights Act, as amended, Fla. Stat. Ann. §§ 760.01 et seq.; The Florida AIDS Act, Fla. Stat. Ann. §§ 760.50 et seq.; Florida Wage Discrimination Law, as amended, Fla. Stat. Ann. § 725.07; Florida Equal Pay Law, as amended, Fla. Stat. Ann. § 448.07; Florida Whistleblower Protection Law, Fla. Stat. Ann. §§ 448.101 to 105; Military Leave Non-Discrimination Law, Fla. Stat. Ann. §§ 250.482, 250.82; Florida Minimum Wage Act, Fla. Stat. Ann. §§ 448.109 to 110; Florida Right to Work Law, Fla. Stat. Ann. § 447.01; Florida Domestic Violence Leave Law Fla. Stat. Ann. § 741.313; Fla. Const. Art. X, § 24; Florida Fair Housing Act, Fla. Stat. Ann. §§ 760.20 et seq.; Florida Workers’ Compensation Retaliation Provision, Fla. Stat. Ann. § 440.205.

Exhibit 10.1

GEORGIA

Georgia Fair Employment Practices Act, Ga. Code Ann. §§ 45-19-20 et seq.; Georgia Equal Pay Act, as amended, Ga. Code Ann.§§ 34-5-3 et seq.; Georgia Prohibition of Age Discrimination in Employment Law, Ga. Code Ann. § 34-1-2; Georgia Equal Employment for Persons with Disabilities Code, Ga. Code Ann. §§ 34-6A-1 et seq.; Georgia Equal Pay Act, Ga. Code Ann. §§ 34- 5-1 et seq.; Georgia Guns in the Workplace Law, as amended, Ga. Code Ann. § 16-11-135; Georgia Military Leave Law, Ga. Code Ann. § 38-2-280; Georgia Military Service Discrimination Law, Ga. Code Ann. §§ 38-2-279 to 280; Georgia Right to Work Law, Ga. Code Ann. §§ 34-6-6 et seq.; Georgia Law on Genetic Testing, Ga. Code Ann. §§ 33-54-1 et seq.; Georgia Law on Sex Discrimination, Ga. Code Ann. §§ 34-5-1 et seq.; Georgia Law on Whistleblowing, Ga. Code Ann. § 45-1-4; Georgia Jury Duty and Court Attendance Law, Ga. Code Ann. §§ 34-1-3 et seq.

ILLINOIS

Illinois Human Rights Act, as amended, 775 Ill. Comp. Stat. 5/1-101 et seq.; Illinois Equal Pay Act of 2003, as amended, 820 Ill. Comp. Stat. 112/1 et seq.; Illinois Equal Wage Act, 820 Ill. Comp. Stat. 110/1 et seq.; Illinois Wages for Women and Minors Act, 820 Ill. Comp. Stat. 125/1 et seq.; Illinois WARN Act, 820 Ill. Comp. Stat. 65/1 et seq.; Illinois Religious Freedom Restoration Act, as amended, 775 Ill. Comp. Stat. 35/1 et seq.; Illinois Minimum Wage Law, as amended, 820 Ill. Comp. Stat. 105/1 et seq.; Illinois Whistleblower Act, 740 Ill. Comp. Stat. 174/1 et seq.; Illinois Access to Personnel File Anti-Retaliation Law, as amended, 820 Ill. Comp. Stat. §§ 40/1 et seq.; Illinois Arrest History Discrimination Law, 775 Ill. Comp. Stat. 5/2-103 et seq.; Nursing Mothers in the Workplace Act, 820 Ill. Comp. Stat. 260/1 et seq., 740 Ill. Comp. Stat. 137/15; Illinois AIDS Confidentiality Act, 410 Ill. Comp. Stat. 305/1 et seq.; Illinois Emergency Services Leave Law, 50 Ill. Comp. Stat. 748/1 et seq.; Illinois Family Military Leave Law, 820 Ill. Comp. Stat. 151/1 et seq.; Illinois Genetic Testing Discrimination Law, as amended, 410 Ill. Comp. Stat. 513/5 et seq.; Illinois Victims’ Economic Security and Safety Act, 820 Ill. Comp. Stat. 180/1 et seq.; Illinois Service Member’s Employment Tenure Act, 330 Ill. Comp. Stat. 60/1 et seq.; Illinois Overtime Law, 820 Ill. Comp. Stat. 105/4a et seq.; Illinois Right to Privacy in the Workplace Act, 820 Ill. Comp. Stat. 55/1 et seq.; Illinois Union Employee Health and Benefits Protection Act, 820 Ill. Comp.

Stat. 60/1 et seq.; Illinois Employment Contract Act, 820 Ill. Comp. Stat. 15/1 et seq.; Illinois Labor Dispute Act, 820 Ill. Comp. Stat. 5/1 et seq.; Illinois Law on Break and Meal Periods, as amended, 820 Ill. Comp. Stat. 140/3 (Meal Periods) and 820 Ill. Comp. Stat. 140/3.1 (Hotel Room Attendants); Illinois Gender Violence Act, 740 Ill. Comp. Stat. 82/1 et seq.; Illinois Biometric Information Privacy Act, 740 Ill. Comp. Stat. 14/1 et seq.; Anti-Retaliation Provisions of the Illinois Workers’ Compensation Act, 820 Ill. Comp. Stat. 305/4(h); Illinois Family Bereavement Act 820 Ill. Comp. Stat. 154/1 et seq.; Illinois One Day Rest in Seven Act, 820 Ill. Comp. Stat. 140/.01 et seq.; Cook County Human Rights Ordinance, Cook County Code of Ordinance § 42.30 et seq.; Chicago Human Rights Ordinance, Chicago Municipal Code § 2-160-010 et seq; and all claims arising under state or municipal law, including claims under the Illinois Constitution.

MARYLAND

Maryland Fair Employment Practices Act, as amended, Md. Code Ann., State Gov’t §§ 20-601 et seq.; Maryland Human Relations Law, as amended, Md. Code Ann., State Gov’t §§ 20-101 et seq.; Medical Information Discrimination Law, Md. Code Ann., Lab. and Empl. § 5-604; Maryland Equal Pay For Equal Work Law, as amended, Md. Code Ann., Lab. and Empl. §§ 3-301 et seq.; Health Care Worker Whistleblower Protection Act, Md. Code Ann., Health Occ. §§ 1-501 et seq.; Maryland False Claims Act,

Exhibit 10.1

as amended, Md. Code Ann., Gen. Provis. §§ 8-101 et seq.; Maryland Parental Leave Act, Md. Code Ann., Lab. & Empl. §§ 3-1201 et seq.; Maryland Healthy Working Families Act, Md. Code Ann., Lab. & Empl. §§ 3-1301 et seq.; Local anti-discrimination laws, including: Howard County (Md. Code Ann., State Gov’t § 20-1202); Montgomery County (Md. Code Ann., State Gov’t § 20- 1202); Prince George’s County (Md. Code Ann., State Gov’t § 20-1202); Baltimore County, where the anti-discrimination statutes apply to employers with fewer than 15 employees (Md. Code Ann., State Gov’t § 20-1203); and Baltimore City under Article 4 of the City Ordinance.

MICHIGAN

Elliott-Larsen Civil Rights Act, as amended, Mich. Comp. Laws §§ 37.2101 et seq.; Michigan Workforce Opportunity Wage Act, Mich. Comp. Laws §§ 408.411 et seq.; Michigan Persons With Disabilities Civil Rights Act, as amended, Mich. Comp. Laws §§ 37.1101 et seq.; Michigan Whistleblowers’ Protection Act, Mich. Comp. Laws §§ 15.361 et seq.; Michigan Payment of Wages and Fringe Benefits Act, Mich. Comp. Laws §§ 408.471 et seq.; Michigan Occupational Safety and Health Act, Mich. Comp. Laws §§ 408.1001 et seq.; Social Security Number Privacy Act, Mich. Comp. Laws §§ 445.81 et seq.; Michigan Bullard-Plawecki Employee Right to Know Act, Mich. Comp. Laws §§ 423.501 et seq.; Sales Representatives Commission Act, Mich. Comp. Laws § 600.2961; Internet Privacy Protection Act, Mich. Comp. Laws §§ 37.271 et seq.

MINNESOTA

Minnesota Human Rights Act, as amended, Minn. Stat. §§ 363A.01 et seq.; Minnesota Equal Pay for Equal Work Law, as amended, Minn. Stat. §§ 181.66 et seq.; Minnesota’s Dismissal for Age Statute, Minn. Stat. §§ 181.81 et seq.; Minnesota Retaliatory Discharge Law, Minn. Stat. § 176.82; Minnesota Non-Work Activities Law, Minn. Stat. § 181.938; Minnesota Notice of Termination Law, Minn. Stat. §§ 181.931 et seq.; Minnesota Parenting Leave Act, Minn. Stat. § 181.940; Polygraph Tests Prohibited, Minn. Stat. §§ 181.75 et seq.; Minnesota Whistleblower Protection Act, Minn. Stat. §§ 181.931 et seq.; Minnesota Personnel Records Law, Minn. Stat. §§ 181.960 et seq.; Women’s Economic Security Act, Minn. Stat. § 181.941; Minnesota Family Leave Law, Minn. Stat. §§ 181.941 et seq.

MISSOURI

Missouri Human Rights Act, Mo. Rev. Stat. §§ 213.010 et seq.; Missouri Equal Pay for Women Act, as amended, Mo. Rev. Stat. §§ 290.400 et. seq.; Missouri Minimum Wage Law, Mo. Rev. Stat. §§ 290.500 et seq.; Missouri Wage Payment Law, Mo. Rev. Stat. §§ 290.080 et seq.; Wages, Hours and Dismissal Rights, Mo. Rev. Stat. § 290.152; General Provisions as to Juries, Mo. Rev. Stat. § 494.460; Contribution between tort-feasors—release of one or more, effect, Mo. Ann. Stat. § 537.060; Missouri Service Letter Statute, Mo. Rev. Stat. § 290.140.

NEVADA

Nevada Equal Opportunities for Employment Act, as amended, Nev. Rev. Stat. § 613.310; Nevada Retaliation for Parent Participation in School Activities Law, Nev. Rev. Stat. § 392.920; Nevada Equal Rights Commission Law, Nev. Rev. Stat. §§ 233.010 et seq.; Nevada Enforcement of Obligations for Support of Children Law, Nev. Rev. Stat. §§ 31A.010 et seq.; Nevada Academic Leave Law, Nev. Rev. Stat. § 392.920; Nevada Garnishment Law, Nev. Rev. Stat. § 31.298; Nevada Witness Protection Law, Nev. Rev. Stat. § 50.070; Nevada Use of Lie Detectors Law, Nev. Rev. Stat. §§ 613.440 et seq.; Nevada Use of Consumer Credit Report or Other Credit Information Law, Nev. Rev. Stat. §§ 613.520 et seq.; Nevada Right to Work Law, Nev. Rev. Stat. §§ 613.230 et seq.; Nevada Interception and Disclosure of

Exhibit 10.1

Wire and Radio Communications or Private Conversations Law, Nev. Rev. Stat. §§ 200.610 et seq.; Nevada Equal Pay Act, as amended, Nev. Rev. Stat. § 608.017; Nevada Retaliatory Firing Statute, Nev. Rev. Stat. § 613.340; Nev. Rev. Stat. § 608.250; Nev. Rev. Stat. § 613.010; Nev. Rev. Stat. § 613.210.

NEW HAMPSHIRE

New Hampshire Law Against Discrimination, N.H. Rev. Stat. Ann. §§ 354-A:1 et seq.; New Hampshire Equal Pay Law, N.H. Rev. Stat. Ann. §§ 275:37 et seq.; New Hampshire Whistleblowers’ Protection Act, N.H. Rev. Stat. Ann. §§ 275-E:1 et seq.; N.H. Rev. Stat. Ann. § 282-A:157; New Hampshire Genetic Testing Law, N.H. Rev. Stat. Ann. §§ 141-H:1 et seq.; New Hampshire Jury Duty Protection Law, N.H. Rev. Stat. Ann. §§ 500-A:1 et seq.; New Hampshire Military Leave Law, N.H. Rev. Stat. Ann. §§ 100-C:1 et seq.; New Hampshire Anti-Military Discrimination Law, N.H. Rev. Stat. Ann. §§ 100-B:1 et seq.; New Hampshire Worker Adjustment and Retraining Notification Act, N.H. Rev. Stat. Ann. §§ 275-F:1 et seq.; New Hampshire Right to Privacy Law, N.H. Rev. Stat. Ann. §§ 359-C:1 et seq.; New Hampshire Citizens Job Protection Law, N.H. Rev. Stat. Ann. §§ 275-A:1 et seq.; New Hampshire Telecommunication Protection Law, N.H. Rev. Stat. Ann. §§ 570-A:1 et seq.; New Hampshire’s Uniform Trade Secrets Act, N.H. Rev. Stat. Ann. §§ 350-B:1 et seq.; New Hampshire Safety and Health of Employees Law, N.H. Rev. Stat. Ann. § 277:35- a; Protection of Employees from Domestic Violence, N.H. Rev. Stat. Ann. §§ 275:71 et seq.; New Hampshire Protective Legislation Law, N.H. Rev. Stat. Ann. §§ 275:1 et seq.; New Hampshire Public Employee Labor Relations Act, N.H. Rev. Stat. Ann. § 273- A:5; New Hampshire Unemployment Compensation Law, N.H. Rev. Stat. Ann. §§ 282-A et seq.; New Hampshire Minimum Wage Law N.H. Rev. Stat. Ann. § 279; New Hampshire Dog and Horse Racing Employees Act, N.H. Rev. Stat. Ann. §§ 273-C et seq.

NEW JERSEY

New Jersey Law Against Discrimination, as amended, N.J. Stat. Ann. §§ 10:5-12 et seq.; New Jersey Equal Pay Act, N.J. Stat. Ann.§§ 34:11-56.1 et seq.; New Jersey Conscientious Employee Protection Act, N.J. Stat. Ann. §§ 34:19-1 et seq.; New Jersey Civil Rights Act, N.J. Stat. Ann. § 10:6-2; New Jersey Family Leave Act, N.J. Stat. Ann. §§ 34:11B-1 et seq.; Millville Dallas Airmotive Plant Job Loss Notification Act, N.J. Stat. Ann. §§ 34:21-1 et seq.; New Jersey Public Employees Retirement System Law, N.J. Stat. §§ 43:15A-7 et seq.; New Jersey Wage Withholding Protection Law, N.J. Stat. Ann. §§ 2A:17-56 et seq.; New Jersey Jury Duty Protection Law, N.J. Stat. Ann. §§ 2B:20-1 et seq.; New Jersey Military Leave Protection Law, N.J. Stat. Ann. §§ 38:23C-1 et seq.; New Jersey E-mail and Social Media Privacy Law, N.J. Stat. Ann. § 18A:3-32; New Jersey Wiretapping and Electronic Surveillance Control Act, N.J. Stat. Ann. §§ 2A:156A-1 et seq.; New Jersey Family Leave Insurance provisions of the New Jersey Temporary Disability Benefits Law, N.J. Stat. Ann. §§ 43:21-37 et seq. and 43:21-55.2; New Jersey Earned Sick Leave Law, N.J. Stat. Ann. §§ 34:11d-1 et seq.; New Jersey Safe Act, N.J. Stat. Ann. §§ 34:11c-1 et seq.; New Jersey Wage Payment Law, N.J. Stat. Ann. § 34:11-2; New Jersey Wage and Hour Law, N.J. Stat. Ann. §§ 34:11-56a et seq.

NEW YORK

New York Human Rights Law, N.Y. Exec. Law §§ 290 et seq.; New York City Human Rights Law, N.Y. City Code §§ 8-101 et seq.; New York Hours of Labor Law, N.Y. Lab. Law §§ 160 et seq.; New York Wage Payment Law, N.Y. Lab. Law §§ 190 et seq.; Workers Adjustment and Retraining Notification Act, N.Y. Lab. Law §§ 860 et seq.; New York Whistleblower Law, N.Y. Lab. Law § 740; New York Discrimination in Child-Care Leave Law, N.Y. Lab. Law § 201-c; New York Off-Duty Conduct Lawful Activities Discrimination Law, N.Y. Lab. Law § 201-d; New York Civil Rights Law, N.Y. Civ. Rights

Exhibit 10.1

Law §§ 40 et seq.; New York Enforcement of Judgments Law, N.Y. C.P.L.R. §§ 5401 et seq.; New York Maximum Hours Anti-Retaliation Law, N.Y. Lab. Law § 215 as amended; New York Military Leave Law, N.Y. Mil. Law § 317; New York WARN Requirements Law, N.Y. Lab. Law §§ 860-a et seq., § 598; New York Employee Privacy Protection Law, N.Y. Lab. Law § 203-c; New York Retaliatory Action by Employers Law (RAEL), N.Y. Lab. Law §§ 740 and 741; New York Nondiscrimination for Legal Actions Law (NLAL), N.Y. Lab.

Law § 201-d; New York Equal Pay Law, N.Y. Lab. Law § 194; New York Equal Rights Law, N.Y. Civ. Rights § 40-e; Article 23-A of the New York State Corrections Law, N.Y. Correct. Law §§ 750 et seq., N.Y. Exec. Law § 296(15); N.Y. Workers’ Comp. Law

§ 125.

NORTH CAROLINA

North Carolina Equal Employment Practices Act, N.C. Gen. Stat. §§ 143-422.1 et seq.; North Carolina Persons with Disabilities Protection Act, N.C. Gen. Stat. §§ 168A-1 et seq.; North Carolina Retaliatory Employment Discrimination Law, N.C. Gen. Stat. §§ 95-240 et seq.; North Carolina Use of Lawful Products Use Law, N.C. Gen. Stat. § 95-28.2; North Carolina Parental Leave for School Involvement Law, N.C. Gen. Stat. § 95-28.3; North Carolina AIDS and HIV Status Protection Law, N.C. Gen. Stat. § 130A- 148; North Carolina Sickle Cell Trait and Hemoglobin C Trait, N.C. Gen. Stat. § 95-28.1; North Carolina Genetic Testing Law, N.C. Gen. Stat. § 95-28.1A; North Carolina Smoking Discrimination Law, N.C. Gen. Stat. § 95-28.2; North Carolina Right to Work Law, N.C. Gen. Stat. §§ 95-78 to 95-84; North Carolina Electronic Surveillance Law, N.C. Gen. Stat. § 15A-296; Retaliatory Employment Discrimination Act, N.C. Gen. Stat. §§ 95-240 to 95-249; North Carolina Jury Service Discrimination Act, N.C. Gen. Stat. § 9-32; North Carolina Military Service Discrimination Act, N.C. Gen. Stat. §§ 127A-201 et seq.

OREGON

Oregon Equality Act, Or. Rev. Stat. §§ 659A.030, 659A.006; Oregon Age Discrimination Law, Or. Rev. Stat. § 659A.009; Oregon Discrimination Against Injured Workers Law, as amended, Or. Rev. Stat. § 659A.040; Oregon Disability Discrimination Law, Or. Rev. Stat. §§ 659A.103 et seq.; Oregon Family Leave Act, Or. Rev. Stat. §§ 659A.150 et seq.; Oregon Whistleblower Protection Statute, Or. Rev. Stat. §§ 659A.199, 659A.230, 659A.233, 659A.236; Oregon Wage and Hour Law, as amended, Or. Rev. Stat. §§ 652.010 et seq.; Oregon Equal Pay Law, Or. Rev. Stat. §§ 652.210 et seq.; Oregon Economic Dislocations Act, Or. Rev. Stat. §§ 285A.510 et seq.; Oregon Contracts of Teachers and Administrators Law, Or. Rev. Stat. §§ 342.545 et seq.; Oregon Wiretapping Protection Law, Or. Rev. Stat. § 133.739; Unlawful Discrimination for Service in Uniformed Service Law, Or. Rev. Stat. § 659A.082; Oregon’s Leave of Absence for State Service Law, Or. Rev. Stat. § 659A.086; Oregon Military Family Leave Act, Or. Rev. Stat. §§ 659A.090 to 659A.099; Oregon’s Initiating or Aiding Administrative, Criminal, or Civil Proceeding Law, Or. Rev. Stat. § 659A.230; Oregon Unlawful Employment Practices Law, as amended in 2022, Or. Rev. Stat. §§ 659A.370, 659A.375; Oregon’s Social Media Accounts in Employment Law, Or. Rev. Stat. §§ 659A.330 et seq.; Oregon’s Uniformed Service Leave, Or. Rev. Stat. §§ 408.290 et seq.; Oregon’s Crime Victim’s Leave, Or. Rev. Stat. §§ 659A.190 to 659A.198; Oregon Domestic Violence Leave Law §§ 659A.280 to 659A.290; Oregon Workplace Religious Freedom Act, Or. Rev. Stat. §§ 659A.036 et seq.; Oregon Firefighter Leave, Or. Rev. Stat. §§ 476.574 et seq.; Oregon Jury Duty Leave, Or. Rev Stat. § 10.090; Oregon Bone Marrow Leave, Or. Rev. Stat. §§ 659A.312 et seq.; Oregon Leave for Veterans on Veterans Day, Or. Rev. Stat. §§ 408.495 et seq.

Exhibit 10.1

PENNSYLVANIA

Pennsylvania Human Relations Act, 43 Pa. Cons. Stat. §§ 951 et seq.; Pennsylvania Equal Pay Law, as amended, 43 Pa. Cons. Stat. §§ 336.1 et seq.; Pennsylvania Whistleblower Law, 43 Pa. Cons. Stat. §§ 1422 et seq.; Pennsylvania Jury Duty Leave Law, 42 Pa. Cons. Stat. §§ 4563 et seq.; City of Philadelphia Fair Practices Code, Philadelphia, Pa. Code § 9-1103.

RHODE ISLAND

Rhode Island State Fair Employment Practices Act, as amended, R.I. Gen. Laws §§ 28-5-1 et seq.; Rhode Island Wage Discrimination Based on Sex Law, as amended, R.I. Gen. Laws §§ 28-6-17 et seq.; Rhode Island Civil Rights of People with Disabilities Law, as amended, R.I. Gen. Laws §§ 42-87-1 et seq.; Rhode Island Hazardous Substances Right-to-Know Act, R.I. Gen. Laws §§ 28-21-1 et seq.; Rhode Island Parental and Family Medical Leave Act, R.I. Gen. Laws §§ 28-48-1 et seq.; Rhode Island Whistleblowers’ Protection Act, R.I. Gen. Laws §§ 28-50-1 et seq.; Rhode Island Genetic Testing as a Condition of Employment Law, R.I. Gen. Laws §§ 28-6.7-1 et seq.; Rhode Island Employment Rights of Members of Armed Forces, R.I. Gen. Laws §§ 30-11-1 et seq.; Employee Social Media Privacy Law, R.I. Gen. Laws §§ 28-56-1 et seq.; Rhode Island Payment of Wages Law, as amended, R.I. Gen. Laws §§ 28-14-1 et seq.; Rhode Island Domestic Abuse Bias in Employment Law, R.I. Gen. Laws § 12-28-10; Rhode Island AIDS Law, R.I. Gen. Laws § 23-6.3-11; Rhode Island Military Family Leave Act, R.I. Gen. Laws §§ 30-33-1 et seq.; Rhode Island Healthy and Safe Families and Workplaces Act, R.I. Gen. Laws §§ 28-57-1 et seq.; Rhode Island Civil Rights Act, R.I. Gen. Laws §§ 41-112-1, 41-112-2; Rhode Island Equal Pay Act, R.I. Gen. Laws §§ 28-6-17 et seq.

SOUTH CAROLINA

South Carolina Human Affairs Law, S.C. Code Ann. §§ 1-13-10 et seq.; South Carolina Wage Payment Law, S.C. Code Ann. §§ 41-10-10 et seq.; South Carolina Military Reemployment Rights Law, S.C. Code Ann. §§ 25-1-2310 et seq.; South Carolina Right to Work Law, S.C. Code Ann. §§ 41-7-10 et seq.; South Carolina Interception of Wire, Electronic, or Oral Communications Law, S.C. Code Ann. §§ 17-30-10 et seq.; Unlawful Termination of an Employee Replaced by an Authorized Alien, S.C. Code Ann. § 41-1-30; Discrimination Against Employees Who Conscientiously Oppose Working on Sundays, S.C. Code Ann. § 53-1-110; Discharge from Employment for Garnishment, S.C. Code Ann. § 37-5-106; Unlawful Discrimination Against Union Members, S.C. Code Ann. § 41-1-20; Wrongful Demotion or Termination of An Employee for Complying with A Subpoena or Serving on A Jury, S.C. Code Ann. § 41-1-70; Law On Retaliation Against Employees Who Institute or Participate in Claims Under the State’s Workers’ Compensation Laws, S.C. Code Ann. § 41-1-80; Law On Wrongful Demotion or Termination of An Employee for Complying With A Subpoena or Serving On A Jury, S.C. Code Ann. § 41-1-70; Personnel Action Based on Use of Tobacco Products Outside of Workplace Prohibited, S.C. Code Ann. § 41-1-85.

SOUTH DAKOTA

South Dakota Human Relations Act of 1972, S.D. Codified Laws §§ 20-13-1 et seq.; South Dakota Equal Pay for Equal Work Law, as amended, S.D. Codified Laws §§ 60-12-15 et seq.; South Dakota Wages, Hours and Conditions of Employment Law, S.D. Codified Laws §§ 60-11-1 et seq.

TENNESSEE

Tennessee Human Rights Act, as amended, Tenn. Code Ann. §§ 4-21-101 et seq.; Tennessee Retaliatory Discharge Law, as amended, Tenn. Code Ann. § 50-1-304; Tennessee Equal Pay Act, Tenn. Code Ann.

Exhibit 10.1

§§ 50-2-201 et seq.; Tennessee Wiretapping Protection Law, Tenn. Code Ann. §§ 39-13-601 et seq.; Tennessee Fair Employment Practices Law, as amended, Tenn. Code Ann. §§ 4-21-402 et seq.; Tennessee Maternity Leave Act, Tenn. Code Ann. § 4-21-408; Discrimination against Smokers, Tenn. Code Ann. § 50-1-304; Whistleblower Laws, Tenn. Code Ann. § 50-1-304; Tennessee Disability Act, Tenn. Code Ann. § 8-50-103.

Releases do not typically include claims under Tennessee’s wage regulation laws or Employee Online Privacy Act (Tenn. Code Ann. §§ 50-1-1001 to 50-1-1004) because these statutes do not grant employees a private right of action.

TEXAS

Texas Commission on Human Rights/Texas Employment Discrimination Law, as amended, Tex. Labor Code Ann. §§ 21.001 et seq.; Texas Disability Discrimination Law, as amended, Tex. Hum. Res. Code Ann. § 121.003; Texas Disaster and Emergency Responder Protection Law, Tex. Labor Code §§ 22.003 et seq.; Texas Wiretapping Protection Law, Tex. Crim. Proc. Code. § 18.21; Texas Law Enforcement and Public Protection Laws, Tex. Code Ann. § 411.082; Texas Anti-Retaliation Act, Tex. Lab. Code Ann. § 451.001; Texas Whistleblower Act, Tex. Gov’t Code Ann. § 554.002.

VIRGINIA

Virginians with Disabilities Act, Va. Code Ann. § 51.5-41(A); Virginia Human Rights Act, as amended, Va. Code Ann. § 2.2-3900 et seq.; Virginia Equal Pay Act, as amended, Va. Code Ann. § 40.1-28.6; Fairfax Human Rights Ordinance, Code of Fairfax County § 11-1-1 et seq.; Human Rights Code of the City of Alexandria, Alexandria City Code § 12-4-1; Arlington Human Rights Ordinance, Arlington County Code § 31-1 et seq.; Virginia Workers’ Compensation Law, Va. Code Ann. § 65.2-309; Virginia Genetic Testing Law, Va. Code Ann. §§ 40.1-28.7:1(A)(1) and 40.1-28.7:1(A)(2); Virginia Occupational Safety and Health Act (VAOSHA), Va. Code Ann. § 40.1-51.2:1; Virginia Fraud Against Taxpayers Act, Va. Code Ann. § 8.01-216.8; Virginia Right-to-Work Law, Va. Code Ann. § 40.1-58; Virginia Prevention of Employment Law, Va. Code Ann. §§ 40.1-27 et seq.; Virginia Law Regarding Payment of Medical Examination, Va. Code Ann. §§ 40.1-28 et seq.; Virginia Minimum Wage Act, Va. Code Ann. § 40.1-28.10.

WASHINGTON

Washington State Law Against Discrimination, as amended, Wash. Rev. Code §§ 49.60.010 et seq.; Washington Equal Pay Law, as amended, Wash. Rev. Code § 49.12.175; Washington Sex Discrimination Law, Wash. Rev. Code § 49.12.200; Washington Age Discrimination Law, Wash. Rev. Code § 49.44.090; Washington Family Care Act, Wash. Rev. Code §§ 49.12.265 to 49.12.295 and Wash Admin. Code 296-130-010 to 296-130-100; Washington Parental Leave Discrimination Law, Wash. Rev. Code § 49.12.360; Washington Industrial Welfare Act, Wash. Rev. Code § 49.12.005; Washington Military Employment and Reemployment Law, Wash. Rev. Code §§ 73.16.005 et seq.; Washington Social Media Privacy Law, SB 5211 (2013); Washington Whistleblower Protection Law, Wash. Rev. Code §§ 49.60.210, 49.12.130; Washington Genetic Testing Protection Law, Wash. Rev. Code § 49.44.180; Washington Paid Sick Leave Act, Wash. Rev. Code § 49.46.920 and Wash. Admin. Code §§ 298-128-600 to 296-128- 760; Domestic Violence Leave Act, Wash. Rev. Code. §§ 49.76.010 to 49.76.900; Wage Rebate Act, Wash. Rev. Code §§ 49.52.010 to 49.52.090; Military Family Leave Act Wash. Rev. Code §§ 49.77.010 to 49.77.900; Washington Leave for Certain Emergency Services Law, Wash. Rev. Code § 49.12.460; Washington Minimum Wage Act, as amended, Wash. Rev. Code. §§ 49.46.005 et seq.; Washington Wage Payment Act, Wash. Rev. Code §§ 49.48.010 et seq.

Exhibit 10.1

EXHIBIT C

OLDER WORKER BENEFITS PROTECTION ACT DISCLOSURE NOTICE